                                                                     EXHIBIT 4.1

COMMON STOCK                                                COMMON STOCK

INCORPORATED UNDER THE LAWS                                 SEE REVERSE FOR
OF THE STATE OF FLORIDA                                     CERTAIN DEFINITIONS

                                                            CUSIP 69366A 10 0

                                      PSS

                            PSS WORLD MEDICAL, INC.

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

PSS WORLD MEDICAL, INC. (hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as amended, of the Corporation to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, the said Corporation has caused this certificate to be signed by its duly authorized officers and its Corporate seal to be hereunto affixed.

Dated:


Fred Elefant                      Patrick C. Kelly
Secretary                         Chairman of the Board
                                  and Chief Executive Officer


                            PSS WORLD MEDICAL, INC.

          The Corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue, and the qualifications limitations or restrictions of such preferences and/or rights. Any such request may be made to the Corporation or the Transfer Agent.
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          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- AS TENANTS IN COMMON      UNIF GIFT MIN ACT_______ CUSTODIAN _______
TEN ENT --  AS TENANTS BY THE ENTIRETIES               (CUST)           (MINOR)
JT TEN --     AS JOINT TENANTS WITH RIGHT                     UNDER UNIFORM GIFTS TO MINORS
          MINOR SURVIVORSHIP AND NOT AS                       ACT
          TENANTS IN COMMON                                      --------------------------
                                                                        (STATE)

    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

FOR VALUE RECEIVED, _________________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO
      ___________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE /___________________/

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

______________________________________________________ SHARES OF THE CAPITAL
STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_____________________________________________________________________
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED, _____________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:      _____________________________________________
            THIS SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.